UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2025

Waters Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of principal executive offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 13, 2025, Waters Corporation, a Delaware corporation (“Waters”), entered into definitive agreements with Becton, Dickinson and Company, a New Jersey corporation (“BD”), Augusta SpinCo Corporation, a Delaware corporation and wholly owned subsidiary of BD (“SpinCo”), and Beta Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Waters (“Merger Sub”), with respect to a Reverse Morris Trust transaction, and pursuant to which, subject to the terms and conditions of such definitive agreements, (i) BD will transfer (or cause to be transferred) and SpinCo will accept and assume (or cause to be accepted and assumed) all of the rights, titles and interests to and under certain assets and liabilities relating to BD’s Biosciences and Diagnostic Solutions business (the “SpinCo Business”) (the “Reorganization”), (ii) BD will distribute to its shareholders all of the issued and outstanding shares of common stock, $0.01 par value per share, of SpinCo (“SpinCo Common Stock”) held by BD by way of a pro rata distribution (the “Spin-Off” and the disposition by BD of 100% of the SpinCo Common Stock by way of the Spin-Off, the “Distribution”) and (iii) following the Distribution, Merger Sub will be merged with and into SpinCo, with SpinCo as the surviving entity (the “Merger”) and all SpinCo Common Stock will be converted into the right to receive shares of common stock, $0.01 par value per share, of Waters (“Waters Common Stock”), as calculated and subject to adjustment as set forth in the Merger Agreement (as defined below) (collectively, the “Proposed Transaction”). When the Merger is completed, SpinCo will become a wholly-owned subsidiary of Waters.

When the Merger is completed, shareholders of Waters immediately prior to the Merger will own approximately 60.8% and former SpinCo shareholders prior to the Distribution will own approximately 39.2% of the outstanding shares of Waters Common Stock on a fully diluted basis. The transaction has been unanimously approved by the Boards of Directors of both Waters and BD.

The definitive agreements entered into in connection with the transaction include (i) an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 13, 2025, by and among Waters, BD, SpinCo and Merger Sub, and (ii) a Separation Agreement (the “Separation Agreement”), dated as of July 13, 2025, by and among Waters, BD and SpinCo. Waters, BD and SpinCo will also enter into additional agreements, including, among others:

•

a Tax Matters Agreement, which will govern, among other things, Waters’, BD’s and SpinCo’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and certain other tax matters;

•	an Employee Matters Agreement, which will govern, among other things, Waters’, BD’s and SpinCo’s obligations with respect to current and former employees of BD and of the SpinCo Business;

•	an Intellectual Property Matters Agreement, solely between BD and SpinCo, which will allocate rights and interests in certain intellectual property rights relating to the SpinCo Business and BD;

•	a Transition Services Agreement, which will govern, among other things, the parties’ respective rights and obligations with respect to the provision of certain transition services; and

•

one or more Contract Manufacturing Agreements, which will govern, among other things, Waters’, BD’s, and SpinCo’s respective rights and obligations with respect to certain manufacturing services for certain products.

The Separation Agreement

Separation. The Separation Agreement sets forth the terms and conditions regarding the separation of the SpinCo Business from BD. The Separation Agreement identifies and provides for the transfer of certain assets by BD to SpinCo, the transfer of certain assets by SpinCo to BD, the assumption of certain liabilities by SpinCo from BD and the assumption of certain liabilities by BD from SpinCo. The Separation Agreement also governs the rights and obligations of BD and SpinCo regarding the distribution by BD of SpinCo Common Stock to BD’s shareholders. Pursuant to the Separation Agreement, the Distribution will be effected by means of a pro rata distribution of SpinCo Common Stock to BD’s shareholders without consideration.

Distribution. Prior to, and as a condition of, the Distribution, SpinCo will make a cash payment to BD equal to $4.0 billion (the “SpinCo Cash Distribution”), subject to adjustment for cash, working capital and indebtedness of SpinCo and subject to decrease if additional shares of Waters Common Stock will be issued to the Company shareholders to meet the Threshold Percentage (as described below). On July 13, 2025, SpinCo and certain financial institutions executed a certain 364-day bridge loan facility commitment letter pursuant to which such financial institutions have committed to provide bridge financing (the “Bridge Facility”) to SpinCo to fund the amount of the SpinCo Cash Distribution and to pay fees and expenses related to the transactions contemplated by the Merger Agreement and the Separation Agreement, on the terms and conditions set forth therein. The Bridge Facility is expected to be replaced with permanent financing (the “Permanent Financing”), which may include a delayed draw term loan facility. If the Proposed Transaction is consummated, any indebtedness incurred by SpinCo under the Bridge Facility or the Permanent Financing will become indebtedness of a wholly-owned subsidiary of Waters.

Certain Other Matters. The Separation Agreement also sets forth other agreements between BD and SpinCo related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts, certain working capital adjustments and third-party consents. The Separation Agreement governs certain aspects of the relationship between BD and SpinCo after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to certain liabilities related to the SpinCo Business and BD’s business, respectively.

Conditions. Consummation of the Distribution is subject to various conditions, including the satisfaction or waiver of all conditions under the Merger Agreement (which include the completion of the SpinCo Cash Distribution and other conditions described below).

The foregoing description of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement

Structure. Under the terms of the Merger Agreement, immediately following the Distribution, SpinCo and Merger Sub will combine through the following series of transactions (subject to the terms and conditions of the Merger Agreement):

•	Merger Sub will merge with and into SpinCo, with SpinCo surviving the Merger and becoming a wholly-owned subsidiary of Waters;

•

In the Merger, holders of SpinCo Common Stock will be entitled to receive for each share of SpinCo Common Stock a number of shares of newly issued Waters Common Stock determined pursuant to the exchange ratio specified in the Merger Agreement (the “Exchange Ratio”);

•

Prior to the adjustments described in the following paragraph, the Exchange Ratio is designed to result in the outstanding common shares of Waters, immediately following the Merger, being owned approximately 39.2% by former SpinCo shareholders (the “SpinCo Percentage”) and approximately 60.8% by the shareholders of Waters immediately prior to the Merger (the “Waters Percentage”);

•

However, in order to preserve the tax-free nature of the Spin-Off, the Merger Agreement generally provides that the Exchange Ratio will be adjusted and increased if necessary to ensure that, immediately following the closing of the Merger, former SpinCo shareholders (including the Overlap Shareholders, as defined in the Merger Agreement) own, for tax purposes, at least 50.5% (the “Threshold Percentage”) of the outstanding shares of Waters Common Stock. In the event that the exchange ratio is adjusted upwards, Waters could issue a pre-closing cash dividend to its shareholders (any such dividend, a “Waters Special Dividend”) and/or the SpinCo Cash Distribution could be decreased to account for the value of the additional shares issued to the Company shareholders (as required pursuant to the Merger Agreement).

Each step of the Merger is intended to be completed substantially concurrently, in the order indicated.

Financing. On July 13, 2025, in addition to the Bridge Facility described above, Waters and a financial institution executed a 364-day bridge loan facility commitment letter, pursuant to which such financial institution has committed to provide bridge financing of $1.8 billion to Waters to fund in part the payment of the Waters Special Dividend, if any, and to pay fees and expenses related to the transactions contemplated by the Merger Agreement, on the terms and conditions set forth therein.

Post-closing Governance. The Merger Agreement provides that, as of the closing of the Merger, the Board of Directors of Waters (the “Board”) will consist of eleven to twelve individuals, including (i) one or two individuals (as mutually determined by Waters and BD) that meet the requirements under the rules and regulations of the New York Stock Exchange (the “NYSE”) to be considered an independent director of the Board (which individuals will be selected prior to the closing of the Merger by BD after consultation in good faith with Waters) and (ii) ten individuals selected by Waters; provided that a majority of the members of the Board will meet the requirements under the rules and regulations of the NYSE to be considered independent directors of the Board.

Closing Conditions. Consummation of the Merger is subject to various conditions under the Merger Agreement including, among others: (i) the accuracy of representations and warranties and compliance with covenants, subject to certain customary exceptions; (ii) the approval by Waters shareholders of the issuance of shares of Waters Common Stock pursuant to the Merger; (iii) the effectiveness of registration statements to be filed by Waters and SpinCo with the Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction; (iv) the absence of any law restraining, enjoining, or otherwise prohibiting the consummation of the Reorganization, the Distribution or the Merger; (v) the consummation of the Reorganization, the Distribution and related transactions; (vi) the occurrence of the SpinCo Cash Distribution; (vii) the receipt of a private letter ruling from the Internal Revenue Service regarding certain matters germane to the U.S. federal income tax consequences of the transactions; (viii) the receipt of certain opinions of counsel as to tax matters pertaining to the Proposed Transaction; (ix) the receipt of certain U.S. and international regulatory approvals; and (x) the approval of the New York Stock Exchange of the listing on the NYSE of the newly issued shares of Waters Common Stock in the Merger.

Representations, Warranties and Covenants. Waters and BD (on behalf of itself and SpinCo) make certain customary and mutual representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by BD not to take certain actions prior to the closing of the Proposed Transaction with respect to its business and the SpinCo Business without the prior approval of Waters. In addition, Waters also agreed not to take certain actions with respect to its business prior to the closing of the Merger without the approval of BD. Waters and BD have also agreed in the Merger Agreement to covenants to not solicit competing transactions.

Termination. The Merger Agreement contains specified termination rights for Waters and BD, including in the event that the Merger has not been consummated on or prior to July 13, 2026 (subject to extension in connection with outstanding regulatory approvals). Additionally, the Merger Agreement requires Waters to pay BD a termination fee of $733 million if the Merger Agreement is terminated under certain circumstances.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

The above descriptions of each of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of each of the Separation Agreement and the Merger Agreement. They are not intended to provide any other factual information about Waters, BD, SpinCo, Merger Sub and their respective subsidiaries and affiliates, or any of their respective businesses. The Merger Agreement contains representations and warranties that are solely for the benefit of parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat the representations and warranties as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Waters and BD and their respective subsidiaries that the respective companies include in reports and statements they file with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Proposed Transaction among Waters, BD and SpinCo. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the Proposed Transaction, the ability of the parties to complete the Proposed Transaction, the expected benefits of the Proposed Transaction, including the amount and timing of synergies from the Proposed Transaction, the tax consequences of the Proposed Transaction, the terms and scope of the expected financing in connection with the Proposed Transaction, the aggregate amount of indebtedness of the combined company following the closing of the Proposed Transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, SpinCo or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the Proposed Transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Waters may not be obtained; (2) the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected by Waters, BD and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) the risk that stockholder litigation in connection with the Proposed Transaction or other litigation, settlements or investigations may affect the timing or occurrence of the Proposed Transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the Proposed Transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the Proposed Transaction, or other effects of the pendency of the Proposed Transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the Proposed Transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. None of Waters, BD or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

In connection with the Proposed Transaction between Waters, SpinCo and BD, the parties intend to file relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 to be filed by Waters (the “Form S-4”) that will include a preliminary proxy statement/prospectus of Waters and a definitive proxy statement/prospectus of Waters, the latter of which will be mailed to stockholders of Waters, and a registration statement on Form 10 to be filed by SpinCo that will incorporate by reference certain portions of the Form S-4 and will serve as an information statement/prospectus in connection with the spin-off of SpinCo from BD. INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (when available) and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Participants in the Solicitation

Waters and BD and their respective directors and executive officers may be considered participants in the solicitation of proxies from Waters’ stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of Waters is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025. To the extent holdings of Waters’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Waters and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction. Information about the directors and executive officers of BD is set forth in its Annual Report on Form 10-K for the year ended September 30, 2024, which was filed with the SEC on November 27, 2024, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on December 19, 2024. To the extent holdings of BD’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Waters’ website and BD’s website as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Separation Agreement, dated as of July 13, 2025, by and among Waters Corporation, Becton, Dickinson and Company and Augusta SpinCo Corporation.

2.2*	Agreement and Plan of Merger, dated as of July 13, 2025, by and among Waters Corporation, Becton, Dickinson and Company, Beta Merger Sub, Inc. and Augusta SpinCo Corporation.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Waters agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

By:	/s/Amol Chaubal
Name:	Amol Chaubal
Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: July 14, 2025